______________________________________________________________________________________________________
  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________________________________________________________________________________________
FORM 8-K
______________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2023
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Goosehead Insurance, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38466	82-3886022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Solana Boulevard, Ste. 4500
Westlake, Texas 76262
(Address of Principal Executive Offices, and Zip Code)

214-838-5500
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	GSHD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 10, 2022, a verified stockholder class action complaint for declaratory relief, captioned Mickey Dollens v. Goosehead Insurance, Inc., C.A. No. 2022-1018-JTL, was filed in the Court of Chancery of the State of Delaware (the “Dollens Action”).

On August 8, 2023, the parties to the Dollens Action entered into a Stipulation of Compromise and Settlement (the “Stipulation”) to resolve the Dollens Action. On October 13, 2023, the Court entered an amended scheduling order that provisionally certified, for settlement purposes only, a non-opt out class, authorized notice to be provided to class members, stayed the Dollens Action pending a hearing on the proposed settlement, issued an injunction against the commencement or prosecution of any action by any class member asserting any of the claims subject to the proposed settlement of the Dollens Action, and scheduled a hearing for February 16, 2024 at 11:00 a.m. Eastern Time to, among other things, consider whether to grant final approval of the proposed settlement.

Additional information concerning the terms of the proposed settlement, the February 16, 2024 hearing, and the requirements for making any objections to the proposed settlement can be found in the Notice of Pendency and Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear, which is attached hereto as Exhibit 99.1, and available on the “Investors” section of Goosehead’s website at https://www.goosehead.com/investors/.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear.
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

Date: October 26, 2023
EXHIBIT INDEX

No.	Description
99.1	Notice of Pendency and Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

By:	/s/ Mark E. Jones
Mark E. Jones Chairman and Chief Executive Officer